Exhibit 10.25

AMENDMENT NO. 1

DEPOSITARY AGREEMENT

This AMENDMENT NO. 1 TO DEPOSITARY AGREEMENT (this “Amendment”), is entered into effective as of March 21, 2017 by and among Diamond State Generation Partners, LLC, a Delaware limited liability company (the “Company”), Deutsche Bank Trust Company Americas, as Depositary (“Depositary”), and Deutsche Bank Trust Company America, as Collateral Agent (“Collateral Agent”). Capitalized terms used and not otherwise defined herein have the meanings given to them in the Depositary Agreement (as defined below). All Section references, unless otherwise indicated, shall be references to Sections of the Depositary Agreement and the rules of interpretation set forth in the Depositary Agreement apply as if set forth herein.

RECITALS

WHEREAS, reference is hereby made to that certain Depositary Agreement, dated as of March 20, 2013, by and among the Company, Depositary, and Collateral Agent (the “Depositary Agreement”); and

WHEREAS, the Company wishes to hereby amend the Depositary Agreement, in accordance with Section 6.4 of the Depositary Agreement, by amending Section 3.3.2(c)(8) of the Depositary Agreement;

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, and for other consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto hereby agree as follows:

AGREEMENT

Section 1. Amendment to the Depositary. Section 3.3.2(c)(8) is hereby amended and restated in its entirety to read as follows:

(8) If, as of any Repayment Date, the Distribution Conditions have been satisfied, to the account directed by the Company in the Account Withdrawal Request, free of the Liens of the Collateral Documents, and if the Distribution Conditions have not been satisfied, to the Distribution Suspense Account, in each case such transfer to occur within one (1) Business Day of the applicable Repayment Date.

Section 2. Effective Date. This Amendment has been duly executed by the Company. This Amendment shall be effective upon the receipt by, or on behalf of, the Company of duly executed counterparts of this Amendment signed by the Depositary and the Collateral Agent (the “Effective Date”).

Section 3. No Other Changes or Waivers. Except as expressly provided or contemplated by this Amendment, all of the terms, conditions and provisions of the Depositary Agreement remain unaltered and in full force and effect. Except as specifically provided herein, the execution, delivery and performance of this Amendment shall not be deemed as a waiver of any other matters or any future matters. The Depositary Agreement and this Amendment shall be read and construed as one instrument.

Section 4. Headings. Article and Section headings have been inserted in this Amendment as a matter of convenience for reference only and it is agreed that such Article and Section headings are not a part of this Amendment and shall not be used in the interpretation of any provision of this Amendment.

Section 5. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED UNDER, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO CONFLICTS OF LAW (OTHER THAN SECTION 5-1401 AND SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW), EXCEPT AS REQUIRED BY MANDATORY PROVISIONS OF LAW AND EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE LIEN AND SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR ACCOUNT ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. REGARDLESS OF ANY PROVISION IN ANY OTHER AGREEMENT, FOR PURPOSES OF THE UCC, THE “SECURITIES INTERMEDIARY’S JURISDICTION” OF DEPOSITARY WITH RESPECT TO THE ACCOUNTS IS THE STATE OF NEW YORK.

Section 6. Severability. Any provision of this Amendment that is invalid, illegal, prohibited or unenforceable in any respect in any jurisdiction, shall as to such jurisdiction be ineffective to the extent of such invalidity, illegality, prohibition or unenforceability without affecting, invalidating or impairing the validity, legality and enforceability of the remaining provisions hereof; and any such invalidity, illegality, prohibition or unenforceability in any jurisdiction shall not affect, invalidate or impair such provision in any other jurisdiction.

Section 7. Counterparts. This Amendment and any amendments, waivers, consents or supplements hereto or in connection herewith may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute one and the same instrument. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

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If you are in agreement with the foregoing, please sign the form of agreement on a counterpart of this Amendment and return it to the Company, whereupon this Amendment shall become a binding agreement between you and the Company.

Very truly yours,

DIAMOND STATE GENERATION PARTNERS, LLC

By	/s/ Bill Brockenborough
Name: Bill Brockenborough
Title: President

Signature Page to Amendment No. 1 to Depository Agreement

This Amendment is hereby accepted and agreed to as of the date hereof.

DEUTSCHE BANK TRUST COMPANY AMERICAS,

as the Depositary

By: Deutsche National Trust Company

By:	/s/ Doris Yang
Name: Doris Yang
Title: Assistant Vice President

By:	/s/ David McGuire
Name: David McGuire
Title: Assistant Vice President

DEUTSCHE BANK TRUST COMPANY AMERICAS,

as the Collateral Agent

By: Deutsche Bank National Trust Company

By:	/s/ Doris Yang
Name: Doris Yang
Title: Assistant Vice President

By:	/s/ David McGuire
Name: David McGuire
Title: Assistant Vice President

Signature Page to Amendment No. 1 to Depository Agreement